PROSPECTUS

October 31, 2018

Hood River Small-Cap Growth Fund

Institutional Shares
Ticker: HRSMX

Investor Shares
Ticker: HRSRX

Retirement Shares
Ticker: HRSIX

Telephone: (800) 497-2960

www.hoodrivercapital.com

This prospectus contains important information about this mutual fund, including information on its investment policies, risks, and fees.  For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

1

TABLE OF CONTENTS
SUMMARY SECTION	1
INVESTMENT OBJECTIVE	1
FEES AND EXPENSES OF THE FUND	1
EXAMPLE	1
PORTFOLIO TURNOVER	2
PRINCIPAL INVESTMENT STRATEGIES	2
PRINCIPAL RISKS	3
PERFORMANCE INFORMATION	5
INVESTMENT ADVISER	6
PORTFOLIO MANAGERS	6
PURCHASE AND SALE OF FUND SHARES	7
TAX INFORMATION	7
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	7
ADDITIONAL INFORMATION ABOUT THE FUND	8
INVESTMENT OBJECTIVE	8
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES	8
ADDITIONAL PRINCIPAL RISK INFORMATION	19
DISCLOSURE OF PORTFOLIO HOLDINGS	11
MANAGEMENT OF THE FUND	12
INVESTMENT ADVISER	12
ADVISORY FEE	12
PORTFOLIO MANAGERS OF THE FUND	12
DISTRIBUTION AND SERVICING OF SHARES	13
DISTRIBUTOR	13
RULE 12B-1 PLAN	13
SHAREHOLDER SERVICING PLAN	14
SALES AND MARKETING PROGRAMS	14
DESCRIPTION OF CLASSES	14
SHAREHOLDER INFORMATION	15

2

PRICING OF SHARES	15
PURCHASE OF SHARES	16
REDEMPTION OF SHARES	18
PURCHASING AND REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY	21
EXCHANGING BETWEEN SHARE CLASSES	22
FREQUENT PURCHASES AND REDEMPTIONS	22
OTHER FUND POLICIES	23
DISTRIBUTIONS	24
TAXES	24
FINANCIAL HIGHLIGHTS	29

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SUMMARY SECTION

INVESTMENT OBJECTIVE

The Hood River Small-Cap Growth Fund (the "Fund") seeks superior long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Institutional Shares	Investor Shares	Retirement Shares
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) and/or Service Fees[1]	None	0.17%	None
Shareholder Servicing Fee	0.10%	0.10%	None
Other Expenses	0.17%	0.18%	0.18%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.18%	1.36%	1.09%
Fee Waivers/Expense Reimbursements[4]	-0.08%	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements	1.10%	1.27%	1.00%

[1]	Investor Shares are subject to a Rule 12b-1 fee of up to 0.25%. The current fee rate of 0.17% will remain in place at least through October 31, 2019.

[2]	"Acquired Fund Fees and Expenses" are the indirect costs of the Fund's investments in other investment companies during the period.

[3]
The "Total Annual Fund Operating Expenses" will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."

[4]
Hood River Capital Management LLC ("Hood River" or the "Adviser"), the Fund's investment adviser, has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to limit the total annual fund operating expenses (excluding taxes, Rule 12b-1 fees, shareholder servicing fees, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses (collectively, "Excludable Expenses")) to 0.99%.  To the extent the Fund or a share class of the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements may be greater than 0.99%.  The waivers and reimbursements will remain in effect through December 31, 2020 unless terminated sooner by mutual agreement of the Fund's Board of Trustees (the "Board") and Hood River.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the contractual fee waiver/expense reimbursement through December 31, 2020). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$112	$358	$633	$1,417
Investor Shares	$129	$413	$727	$1,619
Retirement Shares	$102	$328	$583	$1,312

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 102% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in the following equity (or equity-related) securities:

●
Common stocks of U.S. corporations that are judged by Hood River to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is consistent with the capitalization ranges of the S&P SmallCap 600® Index and the Russell 2000® Growth Index ("small-cap companies");

●	Options on, or securities convertible into, the common stock of small-cap companies (such as convertible preferred stock, convertible bonds, warrants, and debentures);

●	Options on indices of the common stock of small-cap companies; and

●	Contracts for either the future delivery, or payment in respect of the future market value, of certain indices of common stock of small-cap companies, and options upon such futures contracts.

As a non-fundamental policy, no more than 15% of the Fund's total assets may at any time be committed or exposed to derivative strategies, which includes options and futures contracts.  The value of such derivative instruments will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.  For purposes of the Fund's 80% policy discussed above, (1) options held by the Fund will be calculated based on the most recent sale price rather than the notional value of such options, and (2) futures contracts will be calculated based on the most recent settlement price. The Fund may invest in such instruments for a number of reasons, including for hedging purposes, risk management or other fund management purposes consistent with the Fund's objective.

The Fund may purchase securities of companies engaged in initial public offerings ("IPOs").

The Fund may from time to time invest in foreign securities including American Depositary Receipts ("ADRs"), and in convertible securities, including preferred stock, warrants and debentures.

The Fund may invest in the securities of other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder.

In selecting securities, the research process utilized by Hood River begins by screening a universe of stocks with market capitalizations of generally less than $3 billion which exhibit strong growth characteristics and attractive valuation relative to underlying profitability.  Hood River then performs fundamental and valuation analysis and additional research to select stocks for the Fund.

The Fund maintains a portfolio of approximately 60-120 stocks, which is constructed with the overall goal of mitigating risk.  However, the actual amount of the portfolio holdings may vary due to market conditions.

Hood River periodically engages in active trading of Fund securities.

Hood River generally sells stocks when it believes they have become overvalued, when the fundamentals weaken or if poor relative price performance persists.

As of September 30, 2018, the range of market capitalizations represented by companies in the Russell 2000® Growth Index was between $11.67 million and $7.75 billion, and the range of market capitalizations represented by companies in the S&P SmallCap 600® Index was between $69.58 million and $5.79 billion.  Due to market price adjustments or other events after the time of purchase, it is possible that a company's market capitalization may drift above or below this range.  Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a small market capitalization for purposes of the 80% policy.  The Fund may invest up to 20% of its total assets in stocks of companies in other capitalization ranges.

PRINCIPAL RISKS

An investment in the Fund is subject to the principal risks summarized below, which are further described under "Additional Principal Risk Information."

●	Valuation Risk: It is possible to lose money by investing in the Fund. There is no guarantee that stocks in general or the specific securities that the Fund buys will increase in value.
●
General Market Risk:  The Fund's share price will fluctuate in response to changes in market value of the Fund's underlying investments.  Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

●
Equity Risk:  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

●
Small Company Risk:  The Fund is subject to greater volatility than funds that invest in large-cap companies.  Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, and they may suffer significant losses.  Small-cap companies may also be more difficult to value than large-cap companies.

●
Liquidity Risk:  Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.  While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities.  The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.

●
Growth Investing Risk:  Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. Growth prices tend to fluctuate more dramatically than the overall stock market.

●
Other Investment Companies Risk:  You will indirectly bear fees and expenses charged by underlying investment companies in addition to the Fund's direct fees and expenses.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company shares.

●
Foreign Security Risk:  Investments in a foreign market are subject to foreign security risk. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.  Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors.  Income and dividends earned on foreign investments may be subject to foreign withholding taxes.

●
ADR Risk:  ADRs are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

●
Derivatives Risk:  The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in securities underlying those derivatives.  Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.  These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.  Future contracts and options may not always be successful hedges and using them could lower the Fund's total return.  The potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

●
IPO Risk:  An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain.

●
Sector Emphasis Risk: Although Hood River selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund's overall investment portfolio than other sectors.  Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.

●
Health Care Sector Risk: To the extent that the Fund invests a significant portion of its assets in the health care sector, the Fund will be sensitive to risks affecting health care companies. Companies in the health care sector are subject to government regulation and may be affected by reimbursement rates, government approval of products and services, patent protection and research and development costs.

●
Portfolio Turnover Risk:  The Fund engages in active and frequent trading, resulting in high portfolio turnover.  The higher the Fund's portfolio turnover rate in a year, the greater the trading costs and the greater the chance of a shareholder receiving distributions of taxable gains in the year.

●	Management Risk: The performance of the Fund will depend on whether or not Hood River is successful in pursuing the Fund's investment strategies.
●
Cybersecurity Risk:  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Fund from calendar year to calendar year and by showing how the Fund's average annual returns for one year, five years, ten years and since inception compared with those of the Russell 2000® Growth Index, which is a broad measure of market performance.  This performance information includes performance of the Fund's predecessor, the Roxbury Small-Cap Growth Fund (a series of WT Mutual Fund) (the "Predecessor Fund"), for periods prior to February 2, 2007.  From inception (January 2, 2003) to May 30, 2013, the Fund was managed by the Small-Cap Growth Investment Team of Roxbury Capital Management, LLC ("Roxbury"), the Fund's predecessor investment adviser.  In 2013, Roxbury's Small-Cap Growth Investment Team formed Hood River and Hood River became the Fund's sub-adviser effective May 30, 2013.  Effective January 20, 2015, Hood River replaced Roxbury as the primary investment adviser to the Fund. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.  More recent performance information is available on the Fund's website at www.hoodrivercapital.com or by calling (800) 497-2960.

Institutional Shares1
Calendar Year Returns as of December 31

[1]	The returns shown in the bar chart are for Institutional Shares. The performance of the Investor Shares and Retirement Shares will differ due to differences in expenses.

Best Quarter	Worst Quarter
22.35%	-25.90%
June 30, 2009	December 31, 2008

The Fund's calendar year-to-date return as of September 30, 2018 was 23.04%.

Average Annual Total Returns (For the Periods Ended December 31, 2017)	1 Year	5 Year	10 Year	Since Inception (1/2/03)
Institutional Shares
Return Before Taxes	20.69%	16.63%	10.38%	12.42%
Return After Taxes on Distributions	18.50%	15.90%	10.03%	11.66%
Return After Taxes on Distributions and Sales of Fund Shares	12.85%	13.33%	8.53%	10.42%
Investor Shares
Return Before Taxes	20.51%	16.53%	10.33%	12.39%
Retirement Shares
Return Before Taxes	20.78%	16.64%	10.39%	12.43%
Russell 2000® Growth Index	22.17%	15.21%	9.19%	11.39%
(reflects no deduction for fees, expenses or taxes)

Institutional Shares of the Fund commenced operations on January 2, 2003.  Investor Shares of the Fund commenced operations on July 7, 2015.  Performance shown for Investor Shares prior to inception (July 7, 2015) reflects the performance of Institutional Shares, and does not include expenses of the Investor Shares, which are higher than those of the Institutional Shares.  Performance shown for Retirement Shares prior to inception (March 3, 2017) reflects the performance of Institutional Shares, and includes expenses of the Institutional Shares, which are higher than those of the Retirement Shares.  The performance of the Investor Shares and Retirement Shares will differ from that of Institutional Shares due to differences in expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown, and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").  The after-tax returns for Investor Shares and Retirement Shares will vary.

INVESTMENT ADVISER

Hood River Capital Management LLC

PORTFOLIO MANAGERS

Robert C. Marvin, CFA, CPA (CPA inactive) Managing the Predecessor Fund from January 2003 to February 2007 and the Fund since February 2007	Brian P. Smoluch, CFA Managing the Predecessor Fund from January 2003 to February 2007 and the Fund since February 2007

David G. Swank, CFA Managing the Fund since April 2009

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for Institutional Shares of the Fund is $25,000 and the minimum initial investment for Investor Shares of the Fund is $1,000.  There is no minimum initial investment for Retirement Shares of the Fund.  Additional investments may be made in any amount.

A shareholder may sell (redeem) shares on any Business Day.  Shares may be redeemed in one of the following ways:

By Regular Mail- Send A Written Request To: Hood River Small-Cap Growth Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	By Wire: Call the Fund at (800) 497-2960

TAX INFORMATION

The Fund's distributions are generally taxable to you as ordinary income, long-term capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or individual retirement account.  Distributions may be taxable upon withdrawal from a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund seeks superior long-term growth of capital.  The Fund's investment objective may not be changed without shareholder approval.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

Hood River's research process for the Fund begins by screening a universe of stocks with market capitalizations of less than $3 billion which exhibit strong growth characteristics and attractive valuation relative to underlying profitability.  Hood River then performs fundamental analysis to identify companies with the following characteristics: growing revenues; stable or expanding margins; low debt levels; solid cash flows; and high or potentially high returns on capital.  Hood River performs additional research of the most promising stocks to uncover those companies with solid management that have executed well over time, strengthening competitive positions, and positive business and market trends.  A valuation analysis is then performed to see whether the stock is attractively priced relative to its industry, historical range, and the overall market.  The policy of the Fund to invest at least 80% of its net assets in certain equity and equity-related securities of small-cap companies may be changed upon 60 days' written notice to shareholders.

The Fund may invest in options, futures contracts and similar investments (known as derivatives) that may be used in hedging, risk management or other fund management purposes consistent with the Fund's objectives.

The frequency of Fund transactions and the Fund's turnover rate will vary from year to year depending on the market.  A higher turnover rate increases transaction costs (i.e., brokerage commissions) and may create adverse tax consequences for the Fund's shareholders.  With frequent trading activity, a greater proportion of any distributions paid out by the Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains and which may decrease your after-tax return.  Such factors may have the effect of lowering the Fund's net asset value ("NAV") and overall Fund performance.

The Fund may invest in foreign securities, including ADRs.  ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange.  ADRs make it easier for U.S. citizens to invest in foreign companies due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions.  An American Depositary Share is the share issued under an ADR agreement which is actually traded.

The Fund may invest in the securities of other investment companies, including ETFs, to the extent permitted by the 1940 Act and the rules thereunder. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses.  Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) of the 1940 Act provided such ETF is granted an exemptive order by the SEC subject to certain terms and conditions imposed by such exemptive order.  It is possible that the Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the Section 12(d)(1) limitations.

At the time of purchase, individual stock holdings may represent up to 5% of the Fund's value.  However, due to market price fluctuations, individual stock holdings may exceed 5% of the Fund's value.  The Fund may overweight or underweight certain industries and sectors as compared to its benchmark index, the Russell 2000® Growth Index, based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors.  The Fund may not invest in more than 10% of the outstanding voting shares of a company.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality.  The result of this action may be that the Fund will be unable to achieve its investment objective.

The Fund also may use other strategies and engage in other investment practices, which are more fully described in the Statement of Additional Information ("SAI").

ADDITIONAL PRINCIPAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in the Fund.  Further information about investment risks is available in the Fund's SAI.

•
Market Risk:  The market value of a security may go up or down in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.  Price changes may be temporary or last for extended periods.

•
Small Company Risk:  Companies in which the Fund invests may be more vulnerable than larger companies to adverse business or economic developments.  Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence.  Securities of such companies may be less liquid, more volatile and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in larger companies.

•
Growth Investing Risk:   An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser's assessment of a company's prospects for earnings growth or how other investors will value the company's earnings growth is incorrect, the process of the stock may fail to reach the value that the adviser has placed on it.  Growth stock prices tend to fluctuate more dramatically than the overall stock market.

•
Derivatives Risk:  Some of the Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate, or index.  Derivative instruments may be highly volatile. Investing in derivatives involves special risks including liquidity, operational, counterparty, accounting and tax risks.  The use of derivatives is a highly specialized investment activity.  Derivatives may be illiquid and difficult to price. In addition, there is a risk that the Fund may be unable to terminate or sell a derivative position.  These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.  Futures contracts and options may not always be successful hedges and using them could lower the Fund's total return.  Futures contracts and options are also subject to the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security.

•
Foreign Security Risk:  Foreign investments involve risks relating to political, economic, regulatory, or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

•
Currency Risk: Investments denominated in foreign currencies involve certain risks.  Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates affect the net asset value of the Fund.

•
Other Investment Companies Risk:  The Fund may invest in shares of other investment companies as a means to pursue its investment objective.  As a result of this policy, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying fund shares.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  With certain exceptions, the 1940 Act generally prohibits a fund from acquiring shares of an investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company's total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.

•
IPO Risk: The Fund may purchase securities of companies engaged in IPOs.  The price of securities purchased in IPOs can be very volatile. The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.  The effect of IPO investments on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

•
ADR Risk:  ADRs are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs may be available through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary.  An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

•
Sector Emphasis Risk: Although Hood River selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund's overall investment portfolio than other sectors.  Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.

•
Health Care Sector Risk: To the extent that the Fund invests a significant portion of its assets in the health care sector, the Fund will be sensitive to risks affecting health care companies. Companies in the health care sector are subject to government regulation and may be affected by reimbursement rates, government approval of products and services, and research and development costs. Health care companies can also be adversely affected by rapid obsolescence of their products, patent expirations, and other economic factors.

•
Portfolio Turnover Risk:  If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in a higher amount of taxable capital gains, including short-term capital gains taxable to shareholders at ordinary income tax rates.

•
Liquidity Risk:  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.  While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities.  The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.  There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

•
Management Risk:  The Fund relies on the Adviser's ability to pursue the Fund's investment objective.  The ability of the Fund to meet its investment objective is directly related to the Adviser's investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Adviser's research, analysis and asset allocation among portfolio securities.  If the Adviser's investment strategies do not produce the expected results, your investment could be diminished or even lost.

•
Cybersecurity Risk:  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete list of the Fund's portfolio holdings is publicly available on a quarterly basis through filings with the SEC on Forms N-CSR and N-Q.  In addition, the Fund's quarterly top ten holdings are posted at www.hoodrivercapital.com within 45 days after each calendar quarter end.  Further description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is provided in the Fund's SAI.

VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS
Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund's service providers may discontinue or modify these voluntary actions at any time without notice. Performance of the Fund will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these waivers and/or expense reimbursements, performance would be less favorable.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Hood River is a registered investment adviser located at 1 SW Columbia Street, Suite 630, Portland, Oregon 97258, and serves as the adviser to the Fund subject to the supervision of the Board of Manager Directed Portfolios (the "Trust").  Hood River was established in January 2013 and offers investment advisory services to mutual funds, institutional accounts and individual investors.  As of September 30, 2018, Hood River had assets under management of approximately $2,335.7 million.

ADVISORY FEE

The Fund pays Hood River a monthly advisory fee at the annual rate of 0.90% of the Fund's average daily net assets. For the fiscal year ended June 30, 2018, Hood River received, after waivers and reimbursements, an advisory fee of 0.81% of the average daily net assets of the Fund.

Hood River has contractually agreed to limit the total annual fund operating expenses of the Fund, excluding taxes, Rule 12b-1 distribution fees, shareholder servicing fees and certain other expenses, to 0.99%.  The waivers and reimbursements will remain in effect through December 31, 2020 unless sooner terminated by mutual agreement of the Board and Hood River.
A discussion regarding the basis for the Board's approval of the investment advisory agreement for the Fund is available in the Fund's annual report to shareholders for the period ended June 30, 2018.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purpose of investment or investor services, nor does it share the same investment adviser with any other series of the Trust.

PORTFOLIO MANAGERS OF THE FUND

The business experience and educational background of the Fund's portfolio managers is provided below.  The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The day-to-day management of the Fund is the responsibility of Hood River's Small-Cap Growth Investment Team (the "Investment Team"), which includes the individuals listed below.  The Investment Team meets regularly to make investment decisions for the Fund.

Robert C. Marvin, CFA, CPA (CPA inactive) co-founded Hood River and has 25 years of investment management experience.  Before starting Hood River, Rob spent 10 years at Roxbury Capital Management, LLC managing the Small-Cap Growth strategy.  Prior to Roxbury he was a portfolio manager and equity analyst for the small/mid-cap investment team at Columbia Management Group.  Before joining Columbia, he was a vice president and consumer analyst for The Seidler Companies, a boutique research and brokerage firm.  Rob began his career as a senior consultant at Deloitte & Touche where he earned his CPA (license inactive).  He has a B.S., cum laude from the University of California, Berkeley and an M.B.A. in finance from the Anderson School of Business at UCLA.

Brian P. Smoluch, CFA co-founded Hood River and has 22 years of investment management experience.  Before starting Hood River, Brian spent 10 years at Roxbury Capital Management, LLC managing the Small-Cap Growth strategy.  Prior to Roxbury, he was a portfolio manager and equity analyst on the small/mid-cap investment team at Columbia Management Group.  Previously, he was a financial analyst at Salomon Brothers investment banking in New York.  Brian has a B.S. in Commerce with Distinction from the University of Virginia and an M.B.A. from Harvard University.

David G. Swank, CFA co-founded Hood River and has 22 years of investment management experience.  Before starting Hood River, David spent three years at Roxbury Capital Management, LLC managing the Small-Cap Growth portfolio.  Prior to Roxbury, he worked for GMT Capital Corporation as vice president, healthcare sector head of a $4 billion long/short equity hedge fund.  Prior to joining GMT Capital he was with Morgan Stanley Investment Management. He began his investment career as a research associate in 1994 with Furman Selz and later worked at Montgomery Securities.  David has a B.S. with Distinction from the University of Virginia and an M.B.A. from the Tuck School of Business at Dartmouth College.

DISTRIBUTION AND SERVICING OF SHARES

DISTRIBUTOR

Quasar Distributors, LLC (the "Distributor") is the Fund's principal underwriter and serves as the Fund's distributor in connection with the offering of the Fund's shares.  The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Fund shares.

RULE 12B-1 PLAN

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") on behalf of its Investor Shares.  Under the Rule 12b-1 Plan, Investor Shares pay the Distributor and other authorized recipients a Rule 12b-1 fee at an annual rate of up to 0.25% of their average daily net asset value.  The rate of the Rule 12b-1 fee applicable to Investor Shares is currently 0.17%, and will remain at that level at least through October 31, 2019.  The Distributor uses this Rule 12b-1 fee primarily to finance activities that promote the sale of Investor Shares.  Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries and sales personnel for distribution and shareholder services, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising.  Because Rule 12b‑=-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  The Distributor or the Fund may select financial institutions, such as banks, fiduciaries, custodians, investment advisers and broker-dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Investor Shares.  Financial institutions will receive Rule 12b-1 fees from the Distributor based upon shares owned by their clients or customers.

SHAREHOLDER SERVICING PLAN

The Fund has implemented a Shareholder Servicing Plan (the "Shareholder Servicing Plan") on behalf of its Institutional Shares and Investor Shares that allows the Fund to make payments to financial intermediaries and other service providers for Institutional and Investor shareholders in return for shareholder servicing and maintenance of Institutional and Investor shareholder accounts.  These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund's average daily net assets for Institutional Shares and Investor Shares, respectively, and may not be used to pay for any services in connection with the distribution and sale of Institutional Shares or Investor Shares.

SALES AND MARKETING PROGRAMS

Hood River and/or its affiliates may pay financial intermediaries for distribution, marketing, servicing, and sales support out of its profits or other sources available to it (and not an additional charge to the Fund).  These payments may include amounts that are sometimes referred to as "revenue sharing" payments and are in addition to or in lieu of any amounts payable to financial intermediaries under the Fund's Rule 12b-1 Plan or Shareholder Servicing Plan.

DESCRIPTION OF CLASSES

The Fund offers Institutional Shares, Investor Shares and Retirement Shares in this prospectus.  The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below.  Each class of shares has different expenses and distribution arrangements to provide for different investment needs.  You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

	Institutional Shares	Investor Shares	Retirement Shares
Distribution (Rule 12b-1) fees	None	0.17%	None
Shareholder Servicing fee	0.10%	0.10%	None

Institutional Shares.  Institutional Shares pay lower annual expenses than the Fund's Investor Shares.  Institutional Shares are subject to a shareholder servicing fee not to exceed 0.10% of the average daily net assets of the Fund attributable to Institutional Shares, computed on an annual basis.  Institutional Shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans, subject to the applicable investment minimums.  Institutional Shares are available to the following:

•	institutional investors;
•	Individual Retirement Accounts ("IRAs");
•	certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
•	existing Institutional class shareholders;
•
Trustees of the Trust, former trustees of the Trust, employees of affiliates of the Fund and the Adviser and other individuals who are affiliated with the Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Adviser affiliate employee benefit plans; and

•	wrap fee programs of certain broker-dealers (please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees).

Investor Shares.  Investor Shares are subject to a Rule 12b‑1 distribution fee of 0.25% of the average daily net assets of the Fund attributable to Investor Shares, and a shareholder servicing fee not to exceed 0.10% of the average daily net assets of the Fund attributable to Investor Shares, each computed on an annual basis.

Retirement Shares.  Retirement Shares are offered for sale without the imposition of Rule 12b-1 distribution or shareholder servicing fees.  Retirement Shares are generally available only to certain retirement plans that trade on an omnibus level.  Retirement Shares pay lower annual expenses than the Fund's Institutional Shares and Investor Shares.

Retirement Shares are available in certain retirement plans, including the following, provided that in each case the plan trades on an omnibus level:

•	Section 401(a) and 457 plans;
•	Section 403(b) custodial accounts;
•	Section 401(k), profit sharing, money purchase pension and defined benefit plans; and
•	Non-qualified deferred compensation plans.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund's shares is based on its NAV.  The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business (each, a "Business Day").  The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund.  The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the Fund's transfer agent, U.S. Bancorp Fund Services, LLC (the "Transfer Agent"). Any order received after the close of trading on the exchange will be processed at the net asset value as determined as of the close of trading on the next day the exchange is open. .  Shares will only be priced on Business Days.  In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV.  As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

The Fund values its assets based on current market values when such values are available.  These prices normally are supplied by an independent pricing service.  Equity securities held by the Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc. ("NASDAQ"), and for which market quotations are available, are valued at the last quoted sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price.

If there is no reported sale on the applicable exchange, securities are valued at the mean between the most recent quoted bid and asked prices.  In the event such market quotations are not readily available, fair value will be determined using procedures adopted by the Board.

When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

PURCHASE OF SHARES

The Fund's shares are offered on a continuous basis and are sold without any sales charges.  The minimum initial investment for Institutional Shares of the Fund is $25,000.  The minimum initial investment for Investor Shares of the Fund is $1,000.  There is no minimum initial investment for Retirement Shares of the Fund.  Additional investments may be in any amount.  You may purchase shares as specified below.  The Fund reserves the right to change the criteria for eligible investors and investment minimums.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

By Mail:  You may purchase shares by sending a check in U.S. Dollars drawn on a U.S. bank payable to Hood River Small-Cap Growth Fund, indicating the name and share class of the Fund and the dollar amount to be purchased, along with a completed account application if you are making your first investment in the Fund.  To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, and account number on a separate piece of paper along with your check.  The Fund will not accept payment in cash or money orders.  The Fund does not accept post-dated checks or any conditional order or payment.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.  Send the check and account application to:

Regular mail:
Hood River Small-Cap Growth Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight mail:
Hood River Small-Cap Growth Fund
c/o Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services post office box, of purchase orders does not constitute receipt by the Transfer Agent.  Receipt of purchase orders sent by mail is based on when the order is received at the Transfer Agent's offices.

By Wire:  If you are making your first investment in the Fund by wire, before you wire funds, the Transfer Agent must have a completed account application.  You may mail or deliver overnight your account application to the Transfer Agent.  Upon receipt of your completed account application, the Transfer Agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Your bank must include both the name and share class of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

Wire to	U.S. Bank, N.A.
ABA Number	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Hood River Small-Cap Growth Fund
(Class of Shares)
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Telephone:  Investors may purchase additional shares of the Fund by calling (800) 497-2960.  If you elected this option on your account application, and your account has been open for at least 15 calendar days, telephone orders, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House ("ACH") network.  You must have banking information established on your account prior to making a purchase.  If your order is received prior to 4:00 p.m., Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.

During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan:  Once your account has been opened you may make additional purchases at regular intervals through the Automatic Investment Plan ("AIP").  The AIP provides a convenient method to have monies deducted from your financial institution account for investment into the Fund on a monthly, bi-monthly, quarterly, semi-annual, or annual basis.  In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the ACH network.  To begin participating in the AIP, please complete the AIP section on the account application or call the Transfer Agent at (800) 497-2960.  Any request to change or terminate your AIP should be submitted to the Transfer Agent at least 5 days prior to effective date.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions.  To open a PIP account, you must submit a payroll deduction form to your employer's payroll department after your account has been established with the Fund.  Then, a portion of your paycheck will automatically be transferred to your PIP account for as long as you wish to participate in the PIP.  It is the responsibility of your employer, not the Fund, the Distributor, the Adviser, or the Transfer Agent, to arrange for transactions under the PIP.  The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.  For more information regarding the PIP call (800) 497-2960.

Additional Information Regarding Purchases: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading.  Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.  The Fund reserves the right to reject any account application.  The Transfer Agent will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned.

Individual Retirement Accounts:  The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses.  Please call (800) 497-2960 for information on:

•	Individual Retirement Plans, including Traditional IRAs and Roth IRAs
•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs
•	Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding.  For more information, call the number listed above.  You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

REDEMPTION OF SHARES

You may sell (redeem) your shares on any Business Day.  Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request.  The Fund's name, the share class name, your account number, the number of shares or dollar amount you would like redeemed and signatures by all of the shareholders whose names appear on the account registration along with a signature guarantee, if applicable, should accompany any redemption requests.  You may elect to have redemption proceeds paid by check, by wire (for amounts $1,000 or more) or by electronic funds transfer via ACH.  Proceeds will be sent to the address or bank account on record.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  If you purchased your shares through a financial intermediary (as discussed under "Purchasing and Redeeming Shares Through a Financial Intermediary," below) you should contact the financial intermediary for information relating to redemptions.

The Fund typically expects to pay redemption proceeds on the next Business Day after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer.  If the Fund has sold securities to generate cash to meet your redemption request, the redemption proceeds may be postponed until the first Business Day after the Fund receives the sales proceeds. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.  The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings if consistent with the management of the Fund.  The Fund reserves the right to redeem in-kind as described under "In-Kind Redemptions," below.  Redemptions in‑kind are typically used to meet redemption requests that represent a large percentage of a fund's net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders.  Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions.

By Mail:  If you redeem your shares by mail, you must submit written instructions which indicate the Fund name and class, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration along with a signature guarantee, if applicable.  Your redemption request should be sent to:

Regular mail:
Hood River Small-Cap Growth Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight mail:
Hood River Small-Cap Growth Fund
c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services post office box, of redemption requests does not constitute receipt by the Transfer Agent.  Receipt of redemption requests is based on when the order is received at the Transfer Agent's offices.

By Wire: Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system.

By Telephone:  If you prefer to redeem your shares by telephone, you must accept telephone options on your account application.  You may then initiate a redemption of shares if your account has been open at least 15 days, up to the amount of $50,000, by calling the Transfer Agent at (800) 497-2960.  Adding telephone options to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source.  Redemption requests by telephone must be received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day.  During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time).

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes fraudulent or unauthorized requests.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Plan:  As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan ("SWP").  Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, bi-monthly, quarterly, semi-annual, or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 and each payment should be a minimum of $100.  If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  The SWP may be terminated at any time by the Fund.  You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least 5 days prior to the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your Fund account, which includes any dividends credited to your account, the account will ultimately be depleted.

In-Kind Redemptions:  The Fund reserves the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Fund's portfolio (a "redemption in-kind") and may do so in the form of pro-rata slices of the Fund's portfolio, individual securities or a representative basket of securities.  Redemptions in kind are taxable in the same manner as redemptions paid in cash for federal income tax purposes.  In addition, the sale of any marketable securities received in-kind may give rise to taxable gains or losses.  Securities redeemed in-kind will be subject to market risk until they are sold.  In addition, the sale of securities received in-kind may be subject to brokerage fees, and may give rise to taxable gains or losses.

Signature Guarantees:  A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	when a redemption is received by the Transfer Agent and the account has changed within the last 30 calendar days;
•	for all redemptions in excess of $50,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances.  In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP").  A notary public is not an acceptable signature guarantor.

IRA and other retirement plan redemptions:  If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.  Shares held in IRA accounts may also be redeemed by telephone at (800) 497-2960.  Investors will be asked whether or not to withhold taxes from any distribution.

PURCHASING AND REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may purchase and redeem shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares.  When you place your purchase or redemption order with such a financial intermediary, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Fund.  Financial intermediaries may be authorized by the Distributor to designate other financial intermediaries to accept orders on the Fund's behalf.  An order is deemed to be received when the Fund, a financial intermediary or, if applicable, a financial intermediary's authorized designee accepts the order.  The financial intermediary holds your shares in an omnibus account in the financial intermediary's name, and the financial intermediary maintains your individual ownership records.  Your financial intermediary may charge you a fee for handling your purchase and redemption orders.  The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's Prospectus.

The Distributor, on behalf of the Fund, may enter into agreements with financial intermediaries that provide recordkeeping, transaction processing and other administrative services for customers who own Fund shares.  The Advisor and/or its affiliates may pay financial intermediaries for such services.  The fee charged by financial intermediaries may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services.

EXCHANGING BETWEEN SHARE CLASSES

You may exchange shares of one share class of the Fund for a different share class of the Fund if you meet the minimum initial investment, eligibility criteria and other requirements for investment in the share class you are exchanging into.  Share class exchanges are based on the relevant NAVs of the applicable share classes at the time of the conversion, and no charge is imposed.  An exchange from one class to another within the Fund will not be a taxable transaction.

To obtain more information about share class exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary.  Your financial intermediary may impose conditions on such transactions in addition to those disclosed in this prospectus.  The Fund reserves the right to modify or eliminate the share class exchange feature.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund's performance, and increase expenses for all of the Fund's shareholders.  In particular, frequent trading can: (i) force the Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (some small-capitalization stocks, for example) or are traded primarily in markets outside of the U.S.  Frequent traders using arbitrage strategies can dilute the Fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Fund.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares.  The Fund's policy is intended to discourage excessive trading in the Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading.  The Fund reserves the right to reject any purchase request order at any time and for any reason, without prior written notice.  The Fund may, in certain circumstances, reverse a transaction determined to be abusive.

The Fund will generally monitor trading activity within a 90 day period.  The Fund may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades, and the amount of the trades in making such determinations.  In applying these policies, the Fund considers the information available at the time and may consider trading activity in multiple accounts under common ownership, control, or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Fund.  Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application.  The Fund will seek to make judgments and applications that are consistent with the interests of the affected Fund's shareholders.

The Fund's policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund.  Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders.  The Fund will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity to the extent practicable.  Nonetheless, the Fund's ability to identify and deter frequent purchases and redemptions of the Fund's shares through omnibus accounts is limited.  The Fund's success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Fund. In some cases, the Fund may rely on the excessive trading policies of the financial intermediaries in lieu of applying the Fund's policies when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.

OTHER FUND POLICIES

Small Accounts:  If the value of your account falls below the investment minimum, the Fund may ask you to increase your balance.  If the account value is still below the investment minimum after 60 days, the Fund may close your account and send you the proceeds.  The Fund will not close your account if it falls below the investment minimum solely as a result of a reduction in your account's market value.

Customer Identification Program:  In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Additional information may be required in certain circumstances.  If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account.  Applications without such information may not be accepted.  To the extent permitted by applicable law, the Fund reserves the right to: (i) place limits on transactions in an investor's account until the investor's identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified.

Householding:  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 497-2960 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Lost Shareholders:  It is important that the Fund maintain a correct address for each shareholder.  An incorrect address may cause an investor's account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder's account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements.  The shareholder's last known address of record determines which state has jurisdiction. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the "inactivity period" specified in your State's abandoned property laws.

DISTRIBUTIONS

Distributions from the net investment income, if any, of the Fund are declared and paid annually.  Any net capital gain realized by the Fund also will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased).  All distributions are reinvested in additional shares, unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.  If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current NAV, and to reinvest all subsequent distributions.  You may change the distribution option on your account at any time.  If you wish to change your distribution option, write or call the Transfer Agent at least 5 days prior to the record date for the distribution.  Shares become entitled to receive distributions on the day after the shares are issued.

TAXES
Changes in income tax laws, potentially with retroactive effect, could impact the Fund's investments or the tax consequences to you of investing in the Fund.

Distributions of the Fund's investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund's shareholders as ordinary income.  For a non-corporate shareholder, to the extent that the Fund's distributions of investment company taxable income are attributable to and reported as "qualified dividend" income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder.  For a corporate shareholder, a portion of the Fund's distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the Fund's distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder's capital losses from other investments.

Distributions of the Fund's net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income ("NII") tax.  The NII tax is imposed on the lesser of: (i) the taxpayer's investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer's modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund's distributions are includable in a shareholder's investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder's investment income for purposes of this NII tax.

Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder.  Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short term capital gain or loss.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell or redeem those shares.  The Fund will determine cost basis using the "first-in first-out" method (defined below) unless you elect in writing any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders.  Distributions made by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax advisor.

Backup Withholding: The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service ("IRS") a percentage of taxable distributions or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so that they are not subject to backup withholding or that they are "exempt recipients."

Cost Basis Reporting:  The Fund (or its agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund has selected "first-in, first out" (FIFO) as the default cost basis method.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.  If you wish to select another IRS-accepted cost basis method, please contact the Fund for further information.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years, if available, for Institutional Shares of the Fund.  Certain information reflects financial results for a single share of the Fund.  The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions.  Information in the financial highlights table has been audited by BBD, LLP whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available, without charge, upon request.

HOOD RIVER SMALL-CAP GROWTH FUND Institutional Shares	FOR THE YEARS ENDED JUNE 30,
	2018	2017	2016	2015	2014
Net Asset Value – Beginning of Year	$38.18	$28.32	$33.43	$29.09	$23.31

Income from Investment Operations: Net investment loss[1]	(0.18)	(0.26)	(0.13)	(0.24)	(0.22)
Net realized and unrealized gain (loss) on investments	6.16	10.12	(3.29)	4.58	6.00
Total from investment operations	5.98	9.86	(3.42)	4.34	5.78

Less Distributions:
Distributions from net realized gains	(2.55)	---	(1.69)	---	---
Total Distributions	(2.55)	---	(1.69)	---	---

Redemption Fees[3]	---[2]	---[2]	---[2]	---[2]	---[2]

Net Asset Value – End of Year	$41.61	$38.18	$28.32	$33.43	$29.09

Total Return	16.59%	34.82%	(10.41)%	14.92%	24.80%

Ratios and Supplemental Data:
Net assets, end of year (thousands)	$246,859	$216,147	$133,339	$97,315	$83,966
Ratio of operating expenses to average net assets:
Before Reimbursements	1.15%	1.22%	1.40%	1.45%	1.48%
After Reimbursements	1.06%	1.08%	1.09%	1.20%	1.25%
Ratio of net investment loss to average net assets:
Before Reimbursements	(0.55)%	(0.91)%	(0.75)%	(1.04)%	(1.05)%
After Reimbursements	(0.46)%	(0.77)%	(0.44)%	(0.79)%	(0.82)%
Portfolio turnover rate	102%	134%	170%	142%	115%

1   The net investment loss per share was calculated using the average shares outstanding method.
2   Amount is less than $0.01.
3   The Fund's redemption fee was eliminated on October 31, 2018.

HOOD RIVER SMALL-CAP GROWTH FUND Investor Shares	Year Ended June 30, 2018	Year Ended June 30, 2017	July 7, 2015 through June 30, 2016*

Net Asset Value – Beginning of Period	$38.04	$28.25	$33.18

Income from Investment Operations:
Net investment loss[1]	(0.28)	(0.36)	(0.19)
Net realized and unrealized gain (loss) on investments	6.14	10.10	(3.05)
Total from investment operations	5.86	9.74	(3.24)

Less Distributions:
Distributions from net realized gains	(2.55)	---	(1.69)
Total distributions	(2.55)	---	(1.69)

Redemption Fees[4]	0.01	0.05	---[2]

Net Asset Value – End of Period	$41.36	$38.04	$28.25

Total Return	16.35%	34.65%	(9.96)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$11,470	$1,401	$39
Ratio of operating expenses to average net assets:
Before Reimbursements	1.41%	1.48%	1.65%+
After Reimbursements	1.32%	1.33%	1.34%+
Ratio of net investment loss to average net assets:
Before Reimbursements	(0.81)%	(1.19)%	(0.99)%+
After Reimbursements	(0.72)%	(1.04)%	(0.68)%+
Portfolio turnover rate	102%	134%	170%[3]

*	Operations commenced for the Investor Shares on July 7, 2015.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.
[4]	The Fund's redemption fee was eliminated on October 31, 2018.

HOOD RIVER SMALL-CAP GROWTH FUND Retirement Shares	Year Ended June 30, 2018	March 3, 2017 through June 30, 2017*

Net Asset Value – Beginning of Period	$38.19	$35.31

Income from Investment Operations:
Net investment loss[1]	(0.15)	(0.11)
Net realized and unrealized gain on investments	6.17	2.99
Total from investment operations	6.02	2.88

Less Distributions:
Distributions from net realized gains	(2.55)	---
Total distributions	(2.55)	---

Redemption Fees[4]	---[2]	---[2]

Net Asset Value – End of Period	$41.66	$38.19

Total Return	16.70%	8.16%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$196,019	$20,784
Ratio of operating expenses to average net assets:
Before Reimbursements	1.08%	1.17%+
After Reimbursements	0.99%	0.99%+
Ratio of net investment loss to average net assets:
Before Reimbursements	(0.47)%	(1.11)%+
After Reimbursements	(0.38)%	(0.93)%+
Portfolio turnover rate	102%	134%[3]

*	Operations commenced for the Retirement Shares on March 3, 2017.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.
[4]	The Fund's redemption fee was eliminated on October 31, 2018.

INVESTMENT ADVISER
Hood River Capital Management LLC
1 South West Columbia Street, Suite 630
Portland, Oregon 97258

COMPLIANCE SERVICES
Vigilant Compliance, LLC
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, Pennsylvania 19317

LEGAL COUNSEL
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
For overnight deliveries, use:
Hood River Small-Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

For regular mail deliveries, use:
Hood River Small-Cap Growth Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Manager Directed Portfolios

FOR MORE INFORMATION

For investors wanting more information on the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain performance data and information on the Fund's holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance for the most recently completed fiscal year or half-year.

Statement of Additional Information

The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks, and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio security holdings.  The information in the SAI is incorporated into this prospectus by reference.

Copies of these documents, and answers to questions about the Fund, may be obtained without charge by contacting:

Hood River Small-Cap Growth Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 497-2960

The Fund's SAI, Annual, and Semi-Annual Reports are also available, free of charge, at www.hoodrivercapital.com.

Information about the Fund, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Reports and other information about the Fund may be viewed or downloaded from the EDGAR database on the SEC's internet site at http://www.sec.gov.

For more information on opening a new account,
making changes to existing accounts,
purchasing or redeeming shares,
or other investor services, please call (800) 497-2960.

The investment company registration number is 811-21897.